                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2007

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-51584              04-3510455
        --------                        --------             ----------
(State or other jurisdiction of        (Commission          (IRS Employer
         incorporation)                File Number)        Identification No.)

         24 North Street, Pittsfield, Massachusetts          01201
         ------------------------------------------          ------
         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

     On August 1, 2007, Berkshire Hills Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, Berkshire Bank each entered into a change in control agreement with Kevin P. Riley, Executive Vice President, Chief Financial Officer and Treasurer of the Company and Berkshire Bank. Each change in control agreement has a term of thirty-six months and is renewable annually for an additional year at the sole discretion of the Boards of Directors of the Company and Berkshire Bank. The change in control agreements provide that if involuntary termination, other than for cause, or voluntary termination (upon the occurrence of circumstances specified in the agreements) follows a change in control of the Company or Berkshire Bank, Mr. Riley will be entitled to receive a severance payment equal to three times his average annual compensation (as described in the agreements) for the five most recent taxable years, and Berkshire Bank will also continue his health and welfare benefits coverage for thirty-six months following termination. Mr. Riley must comply with a one-year non-competition and non-disclosure provision following his receipt of severance payments under the agreements.

     Under the Company agreement, Mr. Riley would be entitled to receive a tax indemnification payment if payments under the change in control agreement triggered liability under Section 280G of the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed a "base" amount that is three times the executive's average taxable income over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of the executive's base amount.


     Although the Company and Berkshire Bank agreements each provide for severance payments upon termination in connection with a change in control, Mr. Riley would not receive any duplicative payments.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Berkshire Hills Bancorp, Inc.



Date: August 6, 2007                   By: /s/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer